UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

         Date of Report (Date of earliest event Reported): July 12, 2004





                             SCHOLASTIC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)




DELAWARE                                 000-19860              13-3385513
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation)                                               Identification No.)

557 BROADWAY, NEW YORK, NEW YORK                                  10012
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code   (212) 343-6100




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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED  JULY 12, 2004

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS



         EXHIBIT
         NUMBER      DESCRIPTION OF DOCUMENT
         ------      -----------------------

         99.1       Press release of Scholastic Corporation, dated July 12, 2004



ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 12, 2004, Scholastic Corporation issued the press release attached hereto as Exhibit 99.1 announcing that it will record certain charges in the fourth quarter of its fiscal year ended May 31, 2004 related to its Continuity business.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of Scholastic's filings with the SEC under the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SCHOLASTIC CORPORATION
                                               (Registrant)











Date:    July 12, 2004                          /s/ MARY A. WINSTON
                                                -------------------
                                                Mary A. Winston
                                                Executive Vice President
                                                  & Chief Financial Officer

SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED  JULY 12, 2004
EXHIBIT INDEX

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               EXHIBIT NUMBER               DESCRIPTION OF DOCUMENT
               --------------               -----------------------

               Exhibit 99.1 Press release of Scholastic Corporation, dated July 12, 2004